                                                                     EXHIBIT 1.2


            IDENTITY AND BACKGROUND OF BSAM'S DIRECTORS AND OFFICERS



To the knowledge of the Reporting Persons, the following represents the names, present principal occupations or employment, and the names, principal businesses and addresses of the employers, of BSAM's directors and officers.

BSAM's Directors


                          Present Principal                                   Principal Business
Name                      Occupation or Employment     Name of Employer       of Employer            Address of Employer
---------------------     ------------------------     ----------------       ------------------     -------------------

Ralph R. Cioffi           Investment Manager           Bear Stearns Asset     Registered             383 Madison Avenue,
                                                       Management Inc.        investment adviser     28th Floor, New York,
                                                                                                     New York 10179

Barry J. Cohen            Director and Director of     Bear Stearns Asset     Registered             383 Madison Avenue,
                          Alternative Investments      Management Inc.        investment adviser     28th Floor, New York,
                                                                                                     New York 10179

John W. Geissinger        Director and Chief           Bear Stearns Asset     Registered             383 Madison Avenue,
                          Investment Officer           Management Inc.        investment adviser     28th Floor, New York,
                                                                                                     New York 10179

Michael E. Guarasci Sr.   Director                     Bear Stearns Asset     Registered             383 Madison Avenue,
                                                       Management Inc.        investment adviser     28th Floor, New York,
                                                                                                     New York 10179

Richard A. Marin          Chairman of the Board,       Bear Stearns Asset     Registered             383 Madison Avenue,
                          Chief Executive Officer      Management Inc.        investment adviser     28th Floor, New York,
                          and President                                                              New York 10179

Rajan Govindan            Director and Chief           Bear Stearns Asset     Registered             383 Madison Avenue,
                          Operating Officer            Management Inc.        investment adviser     28th Floor, New York,
                                                                                                     New York 10179


BSAM's Officers


                          Present Principal                                   Principal Business
Name                      Occupation or Employment     Name of Employer       of Employer            Address of Employer
---------------------     ------------------------     ----------------       ------------------     -------------------

Richard A. Marin          Chairman of the Board,       Bear Stearns Asset     Registered             383 Madison Avenue,
                          Chief Executive Officer      Management Inc.        investment adviser     28th Floor, New York,
                          and President                                                              New York 10179

Rajan Govindan            Director and Chief           Bear Stearns Asset     Registered             383 Madison Avenue,
                          Operating Officer            Management Inc.        investment adviser     28th Floor, New York,
                                                                                                     New York 10179

Mary Kay Scucci           Chief Financial Officer      Bear Stearns Asset     Registered             383 Madison Avenue,
                                                       Management Inc.        investment adviser     28th Floor, New York,
                                                                                                     New York 10179

Laurence Godin            Executive Vice President     Bear Stearns Asset     Registered             383 Madison Avenue,
                          and General Counsel          Management Inc.        investment adviser     28th Floor, New York,
                                                                                                     New York 10179


                          Present Principal                                   Principal Business
Name                      Occupation or Employment     Name of Employer       of Employer            Address of Employer
---------------------     ------------------------     ----------------       ------------------     -------------------


Barbara A. Keller         Secretary and Chief          Bear Stearns Asset     Registered             383 Madison Avenue,
                          Compliance Officer           Management Inc.        investment adviser     28th Floor, New York,
                                                                                                     New York 10179

John W. Geissinger        Director and Chief           Bear Stearns Asset     Registered             383 Madison Avenue,
                          Investment Officer           Management Inc.        investment adviser     28th Floor, New York,
                                                                                                     New York 10179


Notes:

The business address of each director and officer listed above is 383 Madison Avenue, 28th Floor, New York, New York 10179.

Each director and officer listed above is a U.S. citizen.